GARTMORE MUTUAL FUNDS II, INC.

                               Gartmore Focus Fund

                  Prospectus Supplement dated September 9, 2005
                      to Prospectus dated October 29, 2004

The following paragraphs supplement information concerning the Gartmore Focus Fund in the above noted prospectus:

         On September 9, 2005, the Board of Directors of Gartmore Mutual Funds II, Inc. (the "Board") considered and approved a proposal to liquidate and dissolve the Gartmore Focus Fund (the "Fund") and Gartmore Mutual Funds II, Inc. (the "Company"). If the shareholders of record of the Fund as of the close of business on September 23, 2005, approve this action at a meeting anticipated to be held on November 30, 2005, the Fund will be liquidated and dissolved as soon as practicable thereafter. Furthermore, the Board has recommended that if the shareholders of the Fund approve the action to liquidate and dissolve the Fund, that the Company be dissolved as soon as practicable thereafter. In connection with the shareholder meeting, it is anticipated that shareholders of record will receive a proxy statement in October 2005.

         Effective September 12, 2005, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be accepted (other than those purchase orders received through dividend reinvestment).

         Prior to the Fund's liquidation and dissolution, shareholders will be entitled to redeem or exchange their shares in the manner set forth in the Fund's current prospectus. In anticipation of the increased redemptions expected by the Company, the Fund may hold a larger portion of cash or cash equivalents than in the past. Effective September 12, 2005, shareholders of the Fund will no longer be subject to a contingent deferred sales charge ("CDSC") or redemption fee upon a redemption of their Fund shares. Shareholders will also be entitled to exchange out of the Fund into shares of the Gartmore Mutual Funds in the manner set forth in the Fund's current prospectus. Distribution (Rule 12b-1) fees will continue to accrue on shares of the Fund in the manner set forth in the Fund's current prospectus.



                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE